UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 9, 2017

Date of Report (Date of earliest event reported)

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PLx Pharma Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36351	46-4995704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8285 El Rio Street, Ste. 130

Houston, Texas 77054

(713) 842-1249

(Address of principal executive offices and Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed on June 12, 2017, by PLx Pharma Inc. (the “Company”). This Amendment is being filed for the sole purpose of updating Exhibits 10.1 and 10.2 to the Original Form 8-K to include legends indicating that confidential portions of those exhibits have been omitted and filed separately with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	4.1*	Form of Warrant, to be issued by PLx Pharma Inc. to the Investors on June 14, 2017.

	5.1*	Opinion of Jackson Walker L.L.P.

	10.1†	Amended and Restated Patent License Agreement, dated December 11, 2009

	10.2†	Amendment No. 1 to Amended and Restated Patent License Agreement, dated April 15, 2011

	10.3*	Amendment No. 2 to Amended and Restated Patent License Agreement, dated December 17, 2011

	23.1*	Consent of Jackson Walker L.L.P. (included in Exhibit 5.1)

	99.1*	Press Release, issued by PLx Pharma Inc. on June 12, 2017

	99.2*	Placement Agency Agreement, dated as of June 9, 2017, by and between PLx Pharma Inc. and Raymond James & Associates, Inc.

	99.3*	Form of Securities Purchase Agreement

* Filed as exhibit to Original Form 8-K filed with the Securities and Exchange Commission on June 12, 2017

†Confidential treatment requested.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLx Pharma Inc.

By:	/s/ Natasha Giordano
Natasha Giordano

Title:	President and Chief Executive Officer

Dated:	August 15, 2017